Exhibit 99.2

0 First Quarter 2021 Results Presentation April 29, 2021

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning established by the Private Securities Litigation Reform Act of 1995 ("Act").

The forward-looking statements are intended to qualify under provisions of the federal securities laws for "safe harbor" treatment established by the Act. Forward-looking statements are based on currently available information, expectations, estimates, assumptions and projections, and management's judgment about the Company, the water utility industry and general economic conditions. Such words as would, expects, intends, plans, believes, may, estimates, assumes, anticipates, projects, predicts, targets, forecasts or variations of such words or similar expressions are intended to identify forward-looking statements. The forward-looking statements are not guarantees of future performance. They are subject to uncertainty and changes in circumstances. Actual results may vary materially from what is contained in a forward-looking statement. Factors that may cause a result different than expected or anticipated include, but are not limited to: the impact of the ongoing COVID-19 pandemic and related public health measures; our ability to invest or apply the proceeds from the issuance of common stock in an accretive manner; governmental and regulatory commissions' decisions, including decisions on proper disposition of property; consequences of eminent domain actions relating to our water systems; changes in regulatory commissions' policies and procedures, including discontinuance of WRAM in the next GRC filing (which may impact operations commencing in 2023); the outcome and timeliness of regulatory commissions' actions concerning rate relief and other matters; increased risk of inverse condemnation losses as a result of climate conditions; inability to renew leases to operate water systems owned by others on beneficial terms; changes in California State Water Resources Control Board water quality standards; changes in environmental compliance and water quality requirements; electric power interruptions; housing and customer growth; the impact of opposition to rate increases; our ability to recover costs; availability of water supplies; issues with the implementation, maintenance or security of our information technology systems; civil disturbances or terrorist threats or acts; the adequacy of our efforts to mitigate physical and cyber security risks and threats; the ability of our enterprise risk management processes to identify or address risks adequately; labor relations matters as we negotiate with the unions; changes in customer water use patterns and the effects of conservation; our ability to complete, successfully integrate and achieve anticipated benefits form announced acquisitions; the impact of weather, climate, natural disasters, and actual or threatened public health emergencies, including disease outbreaks, on our operations, water quality, water availability, water sales and operating results and the adequacy of our emergency preparedness; restrictive covenants in or changes to the credit ratings on our current or future debt that could increase our financing costs or affect our ability to borrow, make payments on debt or pay dividends; and, other risks and unforeseen events. When considering forward-looking statements, you should keep in mind the cautionary statements included in this paragraph, as well as the annual 10-K, Quarterly 10-Q, and other reports filed from time-to-time with the Securities and Exchange Commission (SEC). The Company assumes no obligation to provide public updates of forward-looking statements.

CALIFORNIA WATER SERVICE GROUP
INVESTING FOR LIFE

INVESTOR RELATIONS 1

INVESTOR RELATIONS Today’s Participants Marty Kropelnicki President & CEO Tom Smegal Vice President, CFO & Treasurer Paul Townsley Vice President, Corporate Development and Chief Regulatory Officer 2 Dave Healey Vice President, Controller

3 INVESTOR RELATIONS Presentation Overview o Our Operating Priorities o Financial Results and EPS Bridge o Note on 2021 Tax Rates o California Regulatory Update o Continuing COVID - 19 Impacts o ESG Update o Acquisition Status o Cap Ex and Rate Base Tables o In Summary

INVESTOR RELATIONS 4 Our Operating Priorities Affordable, Excellent Service o Continuous improvement, efficient innovation o Technology as enabler o Centralized platform & process standardization o Clear & effective communications High - Quality Water & Wastewater o Consistent sampling & rigorous monitoring o Use of best available treatment & testing technologies Employees as Best Advocates o Safe workplace & healthy lifestyles o Professional development o Effective, transparent communication o Teamwork Strong Brand & Reputation o Environmental stewardship o Community involvement & leadership o Water conservation leadership o Communication & corporate governance Enhanced Stockholder Value o Infrastructure investment o Growth by criteria & for long term (organic/M&A/innovat ive partnerships) o Risk management o Progressive regulatory management o Effective investor relations

INVESTOR RELATIONS 5 Financial Results: First Quarter 2021 (Amounts are in millions, except for EPS) Q1 2020 Q1 2021 Variance Operating Revenue $125.6 $147.7 17.7% Operating Expenses $132.5 $144.8 9.3% Net Interest Expense $9.9 $9.9 n/a Net In come (Loss) ($20.3) ($3.0) (85.1%) EPS (LPS) ($0.42) ($0.06) (85.6%) Capital Investments $65.3 $66.8 2.3%

INVESTOR RELATIONS 6 BETTER RESULTS PRIMARILY DUE TO THE RATE INCREASES APPROVED IN THE CALIFORNIA GENERAL RATE CASE Q1 2020 DID NOT INCLUDE CERTAIN BALANCING MECHANISMS DUE TO THE DELAYED GRC CORE OPERATING COST INCREASES AS EXPECTED LOWER AFUDC EQUITY AS ANTICIPATED CAPITAL SPENDING ON TRACK TO PROJECTIONS Quarterly Financial Highlights NET LOSS DECREASED BY $17.3M TO $3.0M OTHER POSITIVES: MARKET VALUE OF INVESTMENTS UNBILLED REVENUE

INVESTOR RELATIONS EPS Bridge Q1 2020 to Q1 2021 7 -$0.50 -$0.40 -$0.30 -$0.20 -$0.10 $0.00 $0.10 $0.02 $0.14 $ 0.09 - $0.01 - $0.42 - $0.07 $0.07 $0.12 - $0.06

INVESTOR RELATIONS 8 A Note on Tax Rates for 2021 Effective Tax Rate estimated for 2021 Estimated mains and services investment eligible for state tax repairs deduction in 2021 Eligible mains and services repairs investments in 2020 Capital spending still anticipated between $270 and $300 million but fewer repairs - eligible projects will qualify for tax treatment Excess Deferred Income Taxes of $19M are being refunded to California customers in 2021, reducing tax rates and customer bills 6.0% $60M $160M

INVESTOR RELATIONS 9 Regulatory Update: California CALIFORNIA COST OF CAPITAL FILING WITHIN THE WEEK: REQUESTING 10.35% ROE (LAST ADOPTED 9.2%) AND SAME CAPITAL STRUCTURE COST OF DEBT DOWN FROM 5.51% IN 2018 TO 4.23% MEDIAN BILL INCREASE $0.34 PER MONTH IF ADOPTED AS PROPOSED REQUESTING TO CONTINUE COST ADJUSTMENT MECHANISM RATES ANTICIPATED EFFECTIVE JANUARY 2022 We will provide more information about the 2021 California Rate Case on our Q2 Conference Call An additional benefit of our infrastructure investment program is a lower weighted cost of debt, since borrowings to finance new investments have had lower coupons than prior debt series

10 INVESTOR RELATIONS Continuing Impacts from Covid - 19 Pandemic Beginning to see benefits of vaccinations in the states we serve. We remain vigilant over employee safety. We maintain a suspension of all collection activities in a ll our states. Increased customer account aging from suspension of collection activities o Bills outstanding >90 days increased to $11.6M o Increased reserve for doubtful accounts from $5.2M to $5.7M in Q1 Incremental COVID - 19 - related expenses in Q1 of $0.3M ; potential to recover in HI and CA. Water sales in aggregate close to adopted levels (105% of adopted sales in CA), similar to 2020, with continuing increases in residential usage offset by lower business and industrial sales Liquidity remains strong; at quarter - end, $84.4M cash and additional current capacity of $115M+ on lines of credit, subject to meeting borrowing conditions

INVESTOR RELATIONS 11 ESG REPORTING UPDATE Our first ESG report aligned with SASB and referencing GRI is available now at www.calwatergroup.com/esg

INVESTOR RELATIONS 12 12 Acquisition Status Update System Water Connections Wastewater Connections Total Status Kapalua Water and Wastewater (HI) 500 500 1,000 Approved by Hawaii PUC March 2021 /Est close Q2 2021 The Preserve at Millerton (CA) Future up to 1,400 Future up to 1,400 Future up to 2,800 Pending Regulatory Approval Animas Valley (NM) 2,000 2,000 Announced* Keahou (HI) 1,500 EDUs 1,500 EDUs Announced* Skylonda (CA) 176 176 Announced* Stroh’s (O&M with future option to purchase) (WA) 1,000 1,000 O&M Contract signed *All announced acquisitions are subject to customary closing conditions and regulatory approval unless noted

INVESTOR RELATIONS $108 $113 $111 $118 $116 $131 $177 $229 $259 $272 $274 $299 $285 $40 $40 $43 $55 $58 $61 $61 $64 $77 $84 $89 $99 $108 $0 $50 $100 $150 $200 $250 $300 $350 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 *2021 Capital Investment Depreciation $66.8 YTD Capital Investment and Depreciation 13 (in millions) * 2021 represents midpoint of Company’s current projection of $270 - $300 million; $108 million depreciation is the Company’s full - year estimate. Company plans to provide estimate of 2022 - 2024 capital Investments in Q2 after filing California 2021 GRC 2008 - 2019 CAGR 9.7% 2015 - 2020 CapEx 3x DEPRECIATION

INVESTOR RELATIONS Estimated Regulated Rate Base of CWT (in millions) * 2022 Rate Base estimate assumes Cal Water is eligible for all escalation rate increases included in the California GRC decision. They are subject to an earnings test. Advice Letter values reflect authorized amounts which would be included only after projects are complete and in service. . 2021 2022 2023 - 2025 Adopted Regulated Rate Base (CA) and projected (Other States) $ 1,810 $ 1,920 TBA Remaining potential a dvice letters $ 54 $ 54 TBA Potential ra te base including all advice letters $ 1,864 $ 1,974 TBA 14 $978 $1,004 $1,058 $1,241 $1,119 $ 1,263 $0 $500 $1,000 $1,500 $2,000 $2,500 2014 2015 2016 2017 2018 2019 2020 2021 *2022 $1,607

15 INVESTOR RELATIONS In Summary o Q1 r esults were in line with our expectations o We expect a busy Q2 as we begin the California Cost of Capital review, prepare for fire season and potential drought restrictions, and file our 2021 California GRC o Expecting we will continue coming out of COVID effects for the remainder of the year, barring any new setbacks, and working with Commissions on creative solutions for impacted customers

DISCUSSION